UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2026
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ROOT, INC.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
On October 1, 2021, Root, Inc. (the “Company”) issued Carvana Group, LLC (“Carvana”) eight tranches of warrants (the “Warrants”) to purchase shares of the Company’s Class A Common Stock (the “Class A Common Stock”) in accordance with the Investment Agreement, dated as of August 11, 2021, by and between the Company and Carvana (the “Investment Agreement”). The Warrants were comprised of three tranches of “short-term warrants,” each of which has expired in accordance with its terms, and five tranches of “long-term warrants.” On August 31, 2026, the Company and Carvana entered into the Warrant Cancellation and Exchange Agreement (the “Warrant Cancellation and Exchange Agreement”), whereby the Company and Carvana agreed on the Warrant Cancellation and the issuance of the New Warrant (each defined and described in more detail below).

On August 31, 2026, the Company and Carvana amended the Commercial Agreement, dated as of October 1, 2021, by and between the Company and Carvana (the “Commercial Agreement”). Pursuant to the Commercial Agreement, the Company and Carvana, among other things, developed an integrated automobile insurance solution for Carvana’s online car buying platform (the “Integrated Platform”). Also on August 31, 2026, the Company and Carvana amended the Investment Agreement and the Registration Rights Agreement, each dated as of August 11, 2021, by and between the Company and Carvana. The foregoing amendments are each described in more detail below.
Item 1.01 Entry into a Material Definitive Agreement.
Warrant Cancellation and Exchange Agreement and the New Warrant
On August 31, 2026, the Company entered into the Warrant Cancellation and Exchange Agreement, whereby the Company and Carvana agreed on the following: (i) Carvana surrendered, and the Company thereby cancelled, all outstanding long-term warrants that were previously issued on October 1, 2021 (the “Warrant Cancellation”) and (ii) simultaneously with the Warrant Cancellation, the Company issued Carvana a new Common Stock Purchase Warrant (the “New Warrant”). The foregoing description of the Warrant Cancellation and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Cancellation and Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
If the New Warrant is fully exercised by Carvana for cash, Carvana will have the opportunity to purchase up to 1,525,560 shares of Class A Common Stock.
The New Warrant consists of five independently exercisable tranches of 305,112 shares each (each, a “Tranche”). Each Tranche is subject to certain Conditions to Exercise (as defined in the New Warrant), including, among others, certain conditions dependent on the achievement of defined milestones tied to insurance sales through the Integrated Platform.

The foregoing summary of the material terms of the New Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the New Warrant, which is attached hereto as Exhibit 4.1.
Second Amendment to the Commercial Agreement
On August 31, 2026, a subsidiary of the Company and Carvana and certain of Carvana’s affiliates entered into the Second Amendment to the Commercial Agreement, by and among the parties thereto (the “Second Amendment to the Commercial Agreement”), amending, among other things, (i) the term and notice of non-renewal provision in the Commercial Agreement, (ii) the definition of “Company Warrants” (as defined therein) to reflect the New Warrant, and (iii) certain commercial terms, including with respect to exclusivity obligations of the parties. The foregoing description of the Second Amendment to the Commercial Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Commercial Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment to the Investment Agreement
On August 31, 2026, the Company and Carvana entered into the Second Amendment to the Investment Agreement, by and between the Company and Carvana (the “Second Amendment to the Investment Agreement”), amending, among other things, the Investment Agreement for the warrant restructuring contemplated by the Warrant Cancellation and Exchange Agreement. The foregoing description of the Second Amendment to the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Investment Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
First Amendment to the Registration Rights Agreement
On August 31, 2026, the Company and Carvana entered into the First Amendment to the Registration Rights Agreement, by and between the Company and Carvana (the “First Amendment”), amending, among other things, the Registration Rights Agreement for the warrant restructuring contemplated by the Warrant Cancellation and Exchange Agreement. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02    Unregistered Sales of Equity Securities.
The information contained in Item 1.01 regarding the issuance of the New Warrant is incorporated herein by reference.
The issuance of the New Warrant is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Carvana represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and the New Warrant is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to the New Warrant.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are being filed with this Form 8-K.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated as of August 31, 2026, by and between Root, Inc. and Carvana Group, LLC
10.1	Warrant Cancellation and Exchange Agreement, dated as of August 31, 2026, by and between Root, Inc. and Carvana Group, LLC
10.2§	Second Amendment to the Commercial Agreement, dated as of August 31, 2026, by and between Root, Inc. and Carvana Group, LLC
10.3	Second Amendment to Investment Agreement, dated as of August 31, 2026, by and between Root, Inc. and Carvana Group, LLC
10.4	First Amendment to the Registration Rights Agreement, dated as of August 31, 2026, by and between Root, Inc. and Carvana Group, LLC
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
§ Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: September 1, 2026
	By:	/s/ Megan Binkley
Megan Binkley
Chief Financial Officer